UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549



                              Form 8-K

                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 1, 1995



                PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
                ---------------------------------------------------
              (Exact name of registrant as specified in its charter) (Originator of the Prudential Securities Secured Financing Corporation Trust 1995-2)



  Delaware                   33-91148                      133526694
  --------                   --------                      ---------
(State or other              (Commission File              (I.R.S. employer
Jurisdiction of              Number)                       Identification No.)
Incorporation)

         Prudential Securities Secured Financing Corporation
                         One New York Plaza
                      New York, New York 10292
              (Address of principal executive offices)
              ----------------------------------------

Registrant's telephone number, including area code:  (212) 778-1000






Item 5. Other Events

                On December 1, 1995, the Underwriting Agreement, dated December 1, 1995, by and between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated, was executed and delivered by the respective parties thereto. On December 6, 1995, the Pooling and Servicing Agreement dated as of December 6, 1995 (the "Pooling and Servicing Agreement"), by and among Irwin Home Equity Corporation, as servicer, Prudential Securities Secured Financing Corporation, as depositor, and The Chase Manhattan Bank, N.A., as trustee, was executed and delivered by the respective parties thereto. Also on December 6, 1995, the Purchase and Sale Agreement dated as of December 6, 1995 (the "Purchase and Sale Agreement"), by and between Prudential Securities Secured Financing Corporation, as depositor, and IHE Funding Corp., as seller, was executed and delivered to the respective parties thereto. Finally, also on December 6, 1995, the Mortgage Loan Sale Agreement, dated as of December 6, 1995 (the "Mortgage Loan Sale Agreement"), by and between IHE Funding Corp., as purchaser, and Irwin Union Bank and Trust Company, as seller, was executed and delivered to the respective parties thereto.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

                (c) Exhibits

                        1.1 Underwriting Agreement, dated December 1, 1995, by and between Prudential Securities Secured Financing Corporation, as depositor, and Prudential Securities Incorporated, as underwriter.

                        4.1 Pooling and Servicing Agreement dated as of December 6, 1995, by and among Irwin Home Equity Corporation, as servicer, Prudential Securities Secured Financing Corporation, as depositor, and The Chase Manhattan Bank, N.A., as trustee.

                        10.1 Purchase and Sale Agreement, dated as of December 6, 1995, by and between Prudential Securities Secured Financing Corporation, as depositor, and IHE Funding Corp., as seller.

                        10.2 Mortgage Loan Sale Agreement, dated as of December 6, 1995, by and between IHE Funding Corp., as purchaser, and Irwin Union Bank and Trust Company, as seller.






                             SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
(Registrant)


Dated:  December 29, 1995               By:  /s/ JOHN HEEGER
                                            ------------------------
                                        Name:   John Heeger
                                        Title:  Vice President




                         INDEX TO EXHIBITS

                                                   Sequentially
Exhibit                                              Numbered
Number                        Exhibit                  Page

1.1                  Underwriting Agreement, dated
                     as of December 1, 1995, by and
                     between Prudential Securities
                     Secured Financing Corporation,
                     as depositor, and Prudential
                     Securities Incorporated, as
                     underwriter.

4.1                  Pooling and Servicing Agree-
                     ment dated as of December 6,
                     1995, by and among Irwin Home
                     Equity Corporation, as
                     servicer, Prudential Securi-
                     ties Secured Financing Corpo-
                     ration, as depositor, and The
                     Chase Manhattan Bank, N.A., as
                     trustee.

10.1                 The Purchase and Sale Agreement,
                     dated as of December 6, 1995,
                     by and between Prudential Securities
                     Secured Financing Corporation,
                     as depositor, and IHE Funding
                     Corp., as seller.

10.2                 The Mortgage Loan Sale Agreement,
                     dated as of December 6, 1995, by
                     and between IHE Funding Corp., as
                     purchaser, and Irwin Union Bank
                     and Trust Company, as seller.